EXHIBIT-99.07

                                                                   July 13, 1999


                              ST Acquisition Corp.
                        Senior Secured Credit Facilities
                                Letter Agreement



ST Acquisition Corp.
c/o CIBC World Markets Corp.
425 Lexington Avenue
7th Floor
New York, New York 10017

Attention:

Ladies and Gentlemen:

                  Reference is made to the Commitment Letter dated May 22, 1999 among CIBC World Markets Corp., Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Chase Securities Inc. and ST Acquisition Corp. The parties hereto agree that the section titled "Mandatory Prepayments and Commitment Reductions" in Exhibit A to the Commitment Letter shall be amended to read as follows:

         "The following amounts shall be applied to prepay the Term Loans and reduce the Revolving Commitments:

                           (a) 100% of the net proceeds of any sale or issuance of equity and 100% of the net proceeds of any incurrence of indebtedness (other than the financings referred to in paragraphs (b) and (c) of the "Initial Conditions to Closing" set forth below) after the Closing Date by the Borrower; and

                           (b) 100% of the net proceeds of any sale or other disposition (including as a result of casualty or condemnation) by the Borrower or any of its subsidiaries of any assets, except for the sale of inventory, receivables or obsolete or worn-out property in the ordinary course of business and subject to certain other customary exceptions (including capacity for reinvestment) to be agreed upon, provided that the amount of such net proceeds from the sale or other disposition of assets by any of the Borrower's subsidiaries shall be limited to the portion thereof that shall remain after such net proceeds are first applied to prepay any indebtedness of such subsidiary in accordance with any mandatory prepayment or redemption provisions thereof and that shall be able (after receipt of any governmental approvals now or hereafter required) to be paid as a dividend by such subsidiary to the Borrower (the Borrower agreeing to use its best efforts to cause such dividend to be so paid).

                           The amounts described above shall be applied, first, to prepay the Term Loans and, second, to permanently reduce the Revolving Commitments (with extensions of credit thereunder being prepaid to the extent the aggregate amount thereof exceeds the Revolving Commitments as so reduced).


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         The  parties  hereto  have  caused  this  Letter  Agreement  to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.




                                            CIBC WORLD MARKETS CORP.

                                            /s/ John Burke
                                            ------------------------------------
                                            By:  John Burke
                                            Title:  Executive Director


                                            CANADIAN IMPERIAL BANK OF COMMERCE

                                            /s/ John Burke
                                            ------------------------------------
                                            By:  John Burke
                                            Title:  Executive Director


                                            THE CHASE MANHATTAN BANK

                                            /s/ Thomas Casey
                                            ------------------------------------
                                            By:  Thomas Casey
                                            Title: Vice President


                                            CHASE SECURITIES INC.

                                            /s/ Jay Schwartz
                                            ------------------------------------
                                            By:   Jay Schwartz
                                            Title: Managing Director



AGREED TO AND ACCEPTED:

ST ACQUISITION CORP.


/s/ Theodore Babcock
----------------------------------
By:  Theodore Babcock
Title:  Vice  President, Treasurer
        and Secretary